Certification
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           (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)


I, JoAnn W. Wagner, chief executive officer of SOS Staffing Services, Inc. (the "Company"), do hereby certify as follows:

1. The quarterly report on Form 10-Q/A of the Company for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 14th day of August, 2002.

                                       /s/ JoAnn W. Wagner
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                                           JoAnn W. Wagner
                                           Chairman, President and
                                           Chief Executive Officer